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                                  EXHIBIT 99.9

                       INTEGRATED HEALTHCARE HOLDINGS INC.

                                AMENDMENT NO.2 TO
                              COMMON STOCK WARRANT

                                 OCTOBER 9, 2007

     This Amendment No. 2 to Common Stock Warrant (this "Amendment No.2") is made and entered into as of the date set forth above (the "Effective Date") by and between Integrated Healthcare Holdings, Inc., a Nevada corporation (the "Company"), and Healthcare Financial Management & Acquisitions, Inc., a Nevada corporation (the "Holder").

                                    RECITALS
                                    --------

     A. On December 12, 2005, the Company issued a warrant to subscribe for and purchase a minimum of 26,097,561 shares of Common Stock of the Company subject to the provisions and upon the terms and conditions set forth therein (the "Warrant").

     B. The Warrant was issued pursuant to that certain Credit Agreement dated as of December 12, 2005 (the "Credit Agreement") by and between the Company (as Borrower), the "Credit Parties" (as defined therein), and Medical Provider Financial Corporation III, Inc., a Nevada corporation (the "Lender").

     C. The Warrant was amended on April ___, 2006 pursuant to that certain Amendment to Common Stock Warrant entered into by and between the Company and the Holder.

     D. The Company (as Borrower) has defaulted under the Credit Agreement and as a condition to refinancing the loan to Borrowers under the Credit Agreement, the Lender is requiring that the Company and the Holder enter into this Amendment No.2.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend the Warrant as set forth herein and agree as follows:

                                    AGREEMENT
                                    ---------

     1. Recitals. The foregoing Recitals are incorporated by reference as though fully set forth herein.

     2. Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Warrant.

     3. The first paragraph of the Warrant is hereby amended to read in its entirety as follows:


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          "THIS COMMON STOCK WARRANT (this "WARRANT") certifies that, for consideration received, Healthcare Financial Management & Acquisitions, Inc., a Nevada corporation, or its permitted successors or assigns (the "HOLDER" or "HOLDERS," as applicable), is entitled to subscribe for and purchase a minimum of 26,097,561 fully paid and nonassessable shares (as adjusted pursuant to Section 3 hereof, the "SHARES") of the Common Stock (the "COMMON STOCK") of Integrated Healthcare Holdings, Inc., a Nevada corporation, (the "COMPANY") at a price per Share equal to $0.21, which is equal to the per share fair market value of the Common Stock on the Initial Exercise Date (as defined below) which shall be determined in accordance with Section 1(d) hereof (as adjusted pursuant to Section 3 hereof, the "EXERCISE PRICE"), subject to the provisions and upon the terms and conditions hereinafter set forth; provided, however, that the Exercise Price shall be $1.00 in the aggregate for the Shares if, on the date of exercise of this Warrant, the Company's Common Stock is not registered under the Securities Exchange Act of 1934, as amended."

     4. Section 1(a) of the Warrant is hereby amended to read in its entirety as follows:

          "(a) Exercise. This Warrant shall be exercisable from and after October 9, 2007 (the "INITIAL EXERCISE DATE") until October 9, 2017 (the "EXPIRATION DATE"). This Warrant shall be exercisable by Holder from time to time for the Shares (as adjusted pursuant to Section 3 hereof). For avoidance of doubt, this Warrant shall be exercisable whether or not such exercise is in accordance with Section 10.2(c) or any other provision of the Credit Agreement."

     5. The first paragraph of Section 3 of the Warrant is hereby amended to read in its entirety as follows:

          "Adjustment to the Number of Shares Issuable and/or the Exercise Price. The number of Shares issuable upon the exercise of this Warrant and the Exercise Price are subject to adjustment from time to time as set forth in this Section 3. Upon each adjustment pursuant to this Section 3, the Holder shall thereafter prior to the Expiration Date be entitled to purchase the adjusted number of Shares of Common Stock at the Exercise Price as adjusted hereby. Subject to the other provisions of this Section 3, the number of Shares of Common Stock issuable upon the exercise of this Warrant shall be automatically adjusted to be the greater of the following:
     (1) 26,097,561 Shares of Common Stock (as set forth on page 1 of this Warrant), or (2) Shares of Common Stock representing thirty-one and nine one-hundredths percent (31.09%) of all Common Stock Equivalents (as defined hereinbelow) of the Company on the date of exercise of this Warrant. "COMMON STOCK EQUIVALENTS" shall mean, collectively, (i) all shares of Common Stock issued and outstanding, (ii) shares of Common Stock issued or deemed issued as a dividend or distribution, including on any preferred stock, (iii) shares of Common Stock issued or issuable by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock, (iv) shares of Common Stock or Convertible Securities issued or issuable upon the exercise of rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities (as


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     defined hereinbelow) (collectively, "OPTIONS") or shares of Common Stock issued or issuable upon the conversion or exchange of any evidences of indebtedness, shares, preferred stock or other securities directly or indirectly convertible into or exchangeable for Common Stock ("CONVERTIBLE SECURITIES"), pursuant to the terms of such Option or Convertible Security,
     (v) shares of Common Stock or Convertible Securities issued or issuable to third parties upon the exercise of rights, options, warrants or otherwise, including, without limitation, to suppliers, banks, equipment lessors or other financial institutions, or to real property lessors, pursuant to a debt financing, equipment leasing or real property leasing transaction, and
     (vi) shares of Common Stock issued or issuable to employees or directors of, or consultants to, the Corporation or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board of Directors of the Company."

     6. Section 3(a) of the Warrant which reads:

          "(a) If the Company, at any time while any Warrants are outstanding,
     (i) shall pay a stock dividend payable in shares of its capital stock (whether payable in shares of its Common Stock, preferred stock, or securities convertible into, or exchangeable or exercisable for, Common Stock or of other capital stock of any class), or (ii) subdivide outstanding shares of Common Stock into a larger number of shares, the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect such event. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date of a subdivision, combination or reclassification."

     is hereby amended to read in its entirety as follows:

          "(a) If the Company, at any time while this Warrant is outstanding,
     (i) shall pay a stock dividend payable in shares of its capital stock (whether payable in shares of its Common Stock, preferred stock, or securities convertible into, or exchangeable or exercisable for, Common Stock or of other capital stock of any class), (ii) shall subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, then (x) the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased or decreased to reflect such event, and (y) the Exercise Price shall be adjusted to an amount obtained by multiplying the Exercise Price in effect immediately prior to such event by a fraction equal to the number of Shares for which this Warrant is exercisable immediately prior to such event divided by the number of Shares for which this Warrant is exercisable immediately after such event. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date of a subdivision, combination or reclassification."


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     7. Section 8 of the Warrant is hereby amended to read in its entirety as follows:

          "8. Transfer of Warrant.

          (a) This Warrant may be sold, transferred, assigned or hypothecated, in whole or in part, by the Holder without the consent of the Company; provided, in each case that any transferee or assignee agrees to be bound by the terms of this Warrant, and such transfer or assignment is in compliance with the Securities Act and the securities law of any applicable jurisdiction. The Warrant may be divided or combined, upon request to the Company by the Holder, into one or more new warrants representing the same aggregate number of Shares. For purposes of this Warrant, "CONTROL" of a person shall mean the power, direct or indirect, (x) to vote or direct the voting of 10% or more of the voting equity of such person or (y) to direct or cause the direction of the management and policies of such person whether by ownership or equity, by contract or otherwise, and "PERSON" means an individual or a corporation, association, partnership, limited liability company, joint venture, organization, business, trust or any other entity or organization, including a government or any subdivision or agency thereof. The terms and conditions of this Warrant shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.

          (b) No opinion of counsel or "no-action" letter shall be necessary for any transfer or assignment by any Holder."

     8. The first sentence of Section 9(a) of the Warrant which reads:

          "The Company shall file a registration statement under the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder (the "Securities Act"), covering the resale of all Shares of the Holder no later than ninety (90) days prior to the Loan's "Maturity Date" (as defined in the Credit Agreement governing the Loan), and use its reasonable best efforts to have the registration statement declared effective by the Securities Exchange Commission ("SEC") as soon as practicable but no later than the Maturity Date for distribution thereof by means of an underwriting."

          is hereby amended to read in its entirety as follows:

          "The Company shall file a registration statement under the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder (the "Securities Act"), covering the resale of all Shares of the Holder as soon as practicable following the Holder's written request to do so, and use its reasonable best efforts to have the registration statement declared effective by the Securities Exchange Commission ("SEC") for distribution thereof by means of an underwriting."


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     9. The first sentence of Section 9(b)(ii) of the Warrant which reads:

          "The Company shall permit, or shall cause the managing underwriter of a proposed offering to permit, the Holders from whom such written requests have been received to include such number of Shares (the "Piggy-back Shares") in the proposed offering on the same terms and conditions as applicable to securities of the Company included therein or as applicable to securities of any person other than the Company and the Holders of Piggy-back Shares if the securities of any such person are included therein; provided, however, that the Company shall not be required to honor any such request that is received more than sixty (60) days after the proper giving of the Company's notice or after the Expiration Date."

          is hereby amended to read in its entirety as follows:

          "The Company shall permit, or shall cause the managing underwriter of a proposed offering to permit, the Holders from whom such written requests have been received to include such number of Shares (the "Piggy-back Shares") in the proposed offering on terms and conditions no less favorable to the Holders as the terms and conditions applicable to securities of the Company included therein or as applicable to securities of any person other than the Company and the Holders of Piggy-back Shares if the securities of any such person are included therein; provided, however, that the Company shall not be required to honor any such request that is received more than sixty (60) days after the proper giving of the Company's notice or after the Expiration Date."

     10. Except as set forth herein, the Warrant shall remain unmodified and in full force and effect.

     11. This Amendment No.2 may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



                            [SIGNATURE PAGE FOLLOWS.]


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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No.2 to
Common Stock Warrant as of the date and year first above written.


                                           INTEGRATED HEALTHCARE HOLDINGS, INC.,
                                           A NEVADA CORPORATION


                                           By:__________________________________

                                           Name:________________________________

                                           Title:_______________________________



                                           HEALTHCARE FINANCIAL MANAGEMENT
                                           & ACQUISITIONS, INC., A NEVADA
                                           CORPORATION


                                           By:__________________________________

                                           Name:________________________________

                                           Title:_______________________________